February 10, 2012

Fourth Quarter 2011 Review

Peter S. Kraus
Chairman & Chief Executive Officer

Edward J. Farrell
Interim Chief Financial Officer & Controller

AllianceBernstein

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AllianceBernstein's Form 10-K for the year ended December 31, 2011. Any or all of the forward-looking statements made in this news release, Form 10-K, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements", and those listed below, could also adversely affect AllianceBernstein's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

- ***Our confidence that, despite the many challenges our firm experienced during 2011, the actions we are taking will position our firm for improved financial results over the long term:*** Changes and volatility in political, economic, capital market or industry conditions can result in changes in demand for our products and services or impact the value of our assets under management, all of which may adversely affect our results of operations. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows. Furthermore, improved flows depend on a number of factors, including our ability to deliver consistent, competitive investment performance, which cannot be assured, conditions of financial markets, consultant recommendations, and changes in our clients' investment preferences, risk tolerances and liquidity needs.

- ***The pipeline of new institutional mandates not yet funded:*** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated.

- ***Our intention to continue to engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:*** The number of Holding Units needed in future periods to make incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit.

Peter S. Kraus

Chairman & Chief Executive Officer

Firmwide Overview: Fourth Quarter and Full Year 2011

In US $ Billions



Gross Sales
$15
$11
4Q:11
3Q:11
$56
$60
2011
2010
Net Flows
4Q:11
3Q:11
$(13)
$(15)
2011
2010
$(63)
$(56)
End of Period AUM
$406
$402
4Q:11
3Q:11
$406
$478
2011
2010
Average AUM
$411
$438
4Q:11
3Q:11
$452
$475
2011
2010

Asset Flows by Distribution Channel: Quarterly Trend

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
3.5
6.7
1.9
(0.9)
(6.0)
(2.8)
(12.7)
(22.4)
(25.9)
5.2
8.2
2.3
(0.8)
(0.7)
(3.0)
(12.9)
(9.0)
(18.1)
3.7
8.5
1.5
(2.0)
(2.6)
(4.1)
(14.9)
(10.5)
(18.6)
2.3
7.3
1.7
(2.0)
(4.4)
(3.7)
(9.0)
(11.3)
(11.7)
6.1
7.1
1.7
(1.5)
(7.9)
(3.8)
(3.2)
(10.9)
(14.0)
Inst.
Ret.
P.C.
4Q 10
1Q 11
2Q 11
3Q 11
4Q 11

Total	4Q 10	1Q 11	2Q 11	3Q 11	4Q 11
Gross Sales	$12.1	$15.7	$13.7	$11.3	$14.9
Gross Redemptions	$(41.4)	$(30.1)	$(33.2)	$(26.7)	$(28.1)
Net Outflows	$(29.3)	$(14.4)	$(19.5)	$(15.4)	$(13.2)

Institutional Highlights

2011 Gross Sales by Investment Service

$17B in Total



Fixed Income
38%
11%
Equity
9%
Index / Other*
42%
CRS

2011 Gross Sales by Region



Asia ex-Japan
Japan
5%
CEMEA
26%
11%
4%
UK
2% Canada
52%
US

With Large CRS Fundings, 4Q Pipeline Down



$7.0B
$4.3B
End 3Q11
End 4Q11

New 4Q Adds to the Pipeline in CRS and Fixed Income

- $1.5B CRS
- $370M Emerging Markets Fixed Income
- $100M Global Fixed Income

Percentages rounded
*Other includes passive/index and alternative strategies
**Represents indications of potential demand as of December 31, 2011.

Strong Performance in Fixed Income and Diverse Equity Services

Relative Returns – One Year



Fixed Income*
Longer Time Horizon Equity
Shorter Time Horizon Equity
1.2%
0.6%
7.3%
5.4%
2.0%
8.0%
2.2%
1.7%
Global Fixed Income
Global Plus
Small Cap Growth
SMID Cap Growth
Equity Income
US Market Neutral
Global Market Neutral
Select US Equity**
Benchmark:
Citigroup WGBI - Unhedged
Barclays Capital Global Aggregate
Russell 2000 Growth
Russell 2500 Growth
S&P 500
BofA ML US T Bills (3M)
BofA ML US T Bills (3M)
S&P 500
Inception:
1986
2001
1970
2010
2010
2009
2009
2005
Return
Risk

*Fixed Income drawn against a different scale

**Acquired by AllianceBernstein on May 31, 2011. Inception date: 2005

All performance data is net of fees as of December 31, 2011. Source: AllianceBernstein

Retail Highlights

2011 Gross Sales by Asset Class

$31B in Total



Blend
12%
9%
Value
8%
Growth
4%
Index
67%
Fixed Income

2011 Gross Sales by Geography



US
34%
22%
Taiwan
19%
Hong Kong
7%
Japan
5%
Korea
7%
EMEA
LatAm 4%
Other 2%
Asia: 53%

A Year of Successful New Product Launches

'09 - '11:

57 New Products Launched

US $12 Billion in New Assets



1
10
19
28
2008
2009
2010
2011

New Products Driving Sales



New Products as Percent of Gross Sales
25%
20%
15%
10%
5%
0%
3%
12%
19%
20%
1Q
2Q
3Q
4Q
7%
14%
FY 2010
FY 2011

Private Client: DAA Works

With DAA We Continuously Adapt to Rapidly Changing Markets



Underweight Overweight
Equity Allocation Adjustment (%)
20
10
0
(10)
(20)
Euro Area Crisis I
Quickly reduced equity weight
Japanese Earthquake
Risk remained localized
Euro Area Crisis II
Underweight and partial Euro hedge
Adjustments to 60/40 Weight*
MSCI All Country World Index (right)
Apr 10
Sep 10
Mar 11
Sep 11
120
110
100
90
80
Index = 100

Adjusting Equity Allocations…



Allocation Adjustment Across Client Spectrum
80/20
76%
60/40
58%
30/70
31%
Current Equity Weight
Normal Equity Weight
Bond Allocation

…to Reduce Volatility Without Sacrificing Returns



DAA Impact on Taxable Client Accounts: Inception through 12/31/11**
(% pts)
Volatility Impact
Return Impact
80/20 Investor
(2.4)
+0.7
60/40 Investor
(1.7)
+0.7
30/70 Investor
(0.6)
+0.6

*US Private Client construction: For a 60/40 Weight Taxable Client, equity refers to 70% US equity (MSCI USA) and 30% international equity (25% MSCI EAFE, 5% MSCI EM). DAA impact compares an account with DAA to an account without DAA.

**Inception date April 1, 2010. Data is annualized.

Source: Morgan Stanley Capital International (MSCI) and AllianceBernstein. As of December 31, 2011.

Bernstein Research Services Highlights

Decrease in Revenues…


$M
% Change
4Q11/4Q10: (14)%
4Q11/3Q11: (22)%
107
118
92
4Q10
3Q11
4Q11

…Driven by Steep Decline in Volume and Volatility


25
20
15
10
5
0
50
40
30
20
10
0
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sept
Oct
Nov
Dec
NYSE & Nasdaq Shares Traded (B)* (left)
VIX Volatility Index (right)

*Composite trading volumes. Source: ThomsonOne.

2011 Accomplishments

United States

- Market share gains in an environment under pressure
- Five new analysts launched coverage in 2011
  - Internet, Software, P&C Insurance, Transportation and Oil E&P

Europe

- Another outstanding *Institutional Investor* showing
  - Six teams ranked #1 in seven sectors
- Record electronic trading results
- Growth in revenues and market share

Asia

- Became full member of Hong Kong Stock Exchange in 4Q
- Completed sales and trading build-out



Progress on Our Strategy in 2011

Firmwide Initiative	Progress
Improve investment performance and restore client confidence	■ Three-year run of outperformance in Global Fixed Income – top quartile rankings in US Core, Emerging Markets Debt, US and Global High Yield ■ Equities: strength in US Small/SMID-Cap Growth and shorter time horizon strategies like US and Global Market Neutral, Low Volatility, Equity Income and Select Equity
Diversify our business across channels, investment services and geographies	■ Grew our European distribution platform: new products and people ■ Continued sales momentum in Fixed Income, particularly in non-US regions ■ Met annual goals for European and Asian sell-side build-out
Develop innovative new products and services to meet client's evolving needs	■ Continued momentum with CRS: double-digit annual organic growth rate ■ Success with DAA in mitigating volatility without sacrificing returns ■ Innovative product launches: Alternative Investment Strategies (AIS), International SMID, European Flexible, Dynamic Diversified, Renminbi Income, EMMA and Global Interest Rate Long/Short
Achieve greater operating leverage and better financial results	■ Outsourced operations servicing to State Street to shift to variable cost base ■ Accelerated legacy deferred-comp expense to better align comp and revenues ■ Consolidated space in both New York metro and London offices

Evolution of Our Business

Dec-08: $221 Billion
49% of Firm Total

AUM
($ in Billions)

Dec-11: $317 Billion
78% of Firm Total



Fixed Income
$157
$40
Equities ex-Large Cap*
$19
Asset Allocation
$5 Alternatives

Large Cap Equities: $228B

44% Growth



Fixed Income
$210
$55
Equities ex-Large Cap*
$40
Asset Allocation
$12 Alternatives

Large Cap Equities: $89B

Dec-08: $703 Million
36% of Firm Total

AFB
($ in Millions)

Dec-11: $1.1 Billion
63% of Firm Total



Fixed Income
$411
$163
Equities ex-Large Cap*
$97
Asset Allocation
$32 Alternatives

Large Cap Equities: $1.2B

51% Growth



Fixed Income
$660
$183
Equities ex-Large Cap*
$183
Asset Allocation
$34 Alternatives

Large Cap Equities: $625M

*Includes Small/Mid/SMID Cap, Emerging Markets, Thematic, REITS and Index.

Continuing Our Strategy in 2012

Firmwide Initiative	Strategy

Improve investment performance and restore client confidence	■ Maintain our strong commitment to long-standing services while evolving to meet client needs
	  ■ Leverage both core strengths and new talent to enhance our client offerings
	■ Continue outperformance in Fixed Income and further extend global presence
	  ■ Recently named Best Large Bond Group in Switzerland(1)

Diversify our business across channels, investment services and geographies	■ Focus global client services resources to maximize our sales and marketing efforts ■ Build on our success with new product offerings in US and abroad ■ Continue to expand our sell-side business in Europe and Asia

Develop innovative new products and services to meet client's evolving needs	■ Ensure our Private Client advice model is aligned with evolving client needs
	  ■ Reinforce our role as a trusted advisor to clients in challenging times
	■ Build on our momentum with CRS and SRS
	  ■ We recently partnered with our first SRS client – an important milestone

Achieve greater operating leverage and better financial results	■ Further reduce real estate expense ■ Tackle expense savings in T&E, consultants and fees ■ Continue to manage costs and staff in line with AUM and revenue trends

(1) Lipper Fund Awards 2012

Edward J. Farrell

Interim Chief Financial Officer & Controller

Financial Highlights: Fourth Quarter and Full Year 2011

Adjusted Revenue/ Expense Trends

Adjusted Operating Margins

Adjusted EPU

Share Repurchases ($ Millions)


Adjusted Revenues
(12.4)%
(1.1)%
Adjusted Expenses
% Change Q4 vs. Q3
(5.4)%
0.1%
% Change 2011 vs. 2010
7.0%
17.7%
4Q:11
3Q:11
17.0%
21.6%
2011
2010
7¢
30¢
4Q:11
3Q:11
$1.14
$1.60
2011
2010
75.2
44.8
4Q:11
3Q:11
220.8
226.4
2011
2010

Please refer to pages 39-43 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Fourth Quarter and Full Year 2011 Income Statement

- Current quarter and full year includes $587 million one-time, non-cash deferred compensation charge
- Prior quarter includes $7 million real estate charge related to the consolidation of London office space
- Adjusted fourth quarter EPU of 7 cents; distribution of 12 cents
- Lower advisory and IRS fees impacted current quarter revenues and the full year compensation ratio was increased from 49.7% to 50.3%

In US Dollar Millions (except EPU)	4Q 2011	3Q 2011	% Δ	FY 2011	FY 2010	% Δ
Net Revenues	$ 625	$ 642	(3%)	$ 2,750	$ 2,949	(7%)
Operating Expenses	1,165	564	107%	2,958	2,490	19%
Operating (Loss) Income	(540)	78	n/m	(208)	459	n/m
Net (Loss) Income Attributable to AB Unitholders	(516)	91	n/m	(175)	442	n/m
AB Holding GAAP Diluted Net (Loss) Income per Unit	**($1.97)**	**$0.26**	**n/m**	**($0.90)**	**$1.32**	**n/m**
AB Holding Adjusted Diluted Net Income Per Unit	**$0.07**	**$0.30**	**(77%)**	**$1.14**	**$1.60**	**(29%)**
AB Holding Distribution Per Unit	**$0.12**	**$0.26**	**(54%)**	**$1.14**	**$1.31**	**(13%)**

Please refer to pages 39-43 for additional information on the reconciliation of GAAP financial results to adjusted financial results.
Percentages are calculated using expenses rounded to the nearest thousand.

Fourth Quarter and Full Year 2011 Revenues

- Lower base fees sequentially and year-over-year due to lower average AUM
- Bernstein Research declined sequentially as market volumes dropped from prior quarter highs
- Current quarter gains in deferred comp investments and lower venture fund losses; current year deferred compensation investment losses versus prior year gains and higher venture fund losses

Revenues (in US dollar millions)	**4Q 2011**	**3Q 2011**	**% Δ**	**FY 2011**	**FY 2010**	**% Δ**
Base Fees	$ 416	$ 469	(11%)	$ 1,900	$ 2,031	(6%)
Performance Fees	7	1	n/m	16	21	(19%)
Bernstein Research	92	118	(22%)	437	431	2%
Distribution	83	88	(6%)	352	339	4%
Investment Gains (Losses)	(3)	(66)	(95%)	(82)	(2)	n/m
Other Revenues	30	32	(4%)	127	129	(2%)
GAAP Net Revenues	**625**	**642**	**(3%)**	**2,750**	**2,949**	**(7%)**
Investment (Gains) Losses[(1)]	(8)	55	n/m	51	(17)	n/m
Distribution and Servicing Costs	(89)	(95)	(6%)	(375)	(367)	2%
Adjusted Net Revenues	**$ 528**	**$ 602**	**(12%)**	**$ 2,426**	**$ 2,565**	**(5%)**

[(1)] Includes investment (gains) losses and dividends and interest on deferred compensation-related investments and 90% of the investment (gains) losses of our consolidated venture capital fund attributable to non-controlling interests

Please refer to pages 39-43 for additional information on the reconciliation of GAAP financial results to adjusted financial results.

Percentages are calculated using revenues and expenses rounded to the nearest thousand.

Fourth Quarter and Full Year 2011 Operating Expenses

- Full year compensation ratio of 50.3% vs. 49.7% in prior year
- Promotion & Servicing down sequentially due to lower distribution plan payments; increase versus the prior year due to higher travel and entertainment, trade and execution costs and transfer fees all attributable to increased business activity and new product launches.
- Prior quarter G&A included $11 million in insurance proceeds. Excluding that credit, G&A flat sequentially. Increase versus prior year due primarily to portfolio services & professional fees

Operating Expenses (in US dollar millions)	4Q 2011	3Q 2011	% Δ	FY 2011	FY 2010	% Δ
Compensation & Benefits						
Base Compensation	$ 112	$ 123	(9%)	$ 469	$ 436	8%
Incentive Compensation (ex deferred comp charge)	101	77	31%	432	544	(21%)
Commissions, Fringes & Other (ex deferred comp charge)	86	84	2%	347	343	2%
Deferred Compensation Charge	587	-	100%	587	-	100%
Total Compensation & Benefits	**886**	**284**	**212%**	**1,835**	**1,323**	**39%**
Promotion & Servicing	134	138	(3%)	558	526	6%
General & Administrative	140	129	8%	534	516	3%
Real Estate Charge	-	7	n/m	7	102	(93%)
Other	5	6	(3%)	24	23	2%
Total GAAP Operating Expenses	**1,165**	**564**	**107%**	**2,958**	**2,490**	**19%**
Deferred Compensation Expenses	(585)	22	n/m	(574)	(11)	n/m
Distribution-Related Expenses	(89)	(95)	(6%)	(375)	(367)	2%
Real Estate Sub-Lease Charges	-	(7)	n/m	(7)	(102)	(93%)
Insurance proceeds	-	11	n/m	11	-	n/m
Non- Controlling Interest excluding Venture Fund	-	-	n/m	(1)	1	n/m
Total Adjusted Operating Expenses	**$ 491**	**$ 495**	**(1%)**	**$ 2,012**	**$ 2,011**	**0%**

Percentages are calculated using expenses rounded to the nearest thousand

Fourth Quarter and Full Year 2011 GAAP to Adjusted Reconciliation

- GAAP Operating Loss for both the quarter and full year due to one-time, non-cash deferred compensation charge
- Adjusted Operating Margin declined for both the quarter and full year, due primarily to lower revenues

	4Q 2011	3Q 2011	% Δ	FY 2011	FY 2010	% Δ
AllianceBernstein L.P.						
GAAP Operating Income	**$ (540)**	**$ 78**	**n/m**	**$ (208)**	**$ 459**	**n/m**
Net P&L impact of Deferred Compensation(1)	573	14	n/m	589	(22)	n/m
Real Estate Charges	-	7	n/m	7	102	(93%)
Insurance proceeds	-	(11)	n/m	(11)	-	n/m
Net (Loss) Income of Consolidated Entities Attributable to Non-Controlling Interests	(4)	(19)	(81%)	(37)	(15)	140%
Adjusted Operating Income	**$ 37**	**$ 107**	**(65%)**	**$ 414**	**$ 554**	**(25%)**
GAAP Operating Margin (including non-controlling interests)	**n/m**	**15.0%**		**n/m**	**16.1%**	
Adjusted Operating Margin	**7.0%**	**17.7%**		**17.0%**	**21.6%**	

(1) Net impact of investment (gains) losses and employee compensation related to the mark-to-market of deferred compensation balances and charge

Please refer to pages 39-43 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Percentages are calculated using revenues and expenses rounded to the nearest thousand

Q & A

APPENDIX

Institutional Value Equity: Relative Performance

Institutional Equity Composites vs. Benchmarks

Service	4Q 2011	Periods Ended December 31, 2011 One Year	Three Years	Five Years	Ten Years	Benchmark
US Diversified Value	(1.0)	(3.4)	(1.7)	(2.9)	(1.4)	Russell 1000 Value
US Strategic Value	(2.6)	(7.9)	(1.9)	(4.5)	(2.7)	Russell 1000 Value
International Value	(1.0)	(6.5)	(3.0)	(4.9)	0.2	MSCI EAFE (Cap, UH, net)
International Strategic Value	(1.4)	(7.9)	(3.2)	(6.3)	(0.2)	MSCI EAFE (Cap, UH, net)
Global Value	(1.3)	(10.1)	(4.3)	(6.9)	(0.8)	MSCI World (Cap, UH, net)
Global Strategic Value	(0.4)	(10.4)	(3.2)	(8.1)	(0.8)	MSCI World (Cap, UH, net)
Emerging Markets Value	(1.6)	(4.9)	0.8	(2.4)	1.9	MSCI EM (Cap, UH, net)

Performance is preliminary.
*Prior to 2001, MSCI EM gross dividends reinvested was used.
As of December 31, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Growth Equity: Relative Performance

Institutional Equity Composites vs. Benchmarks

Service	4Q 2011	One Year	Three Years	Five Years	Ten Years	Benchmark
		Periods Ended December 31, 2011				
Global Research Growth	(0.3)	(5.8)	(2.8)	(5.0)	(2.3)	MSCI World (Cap, UH, net)
US Large Cap Growth	0.8	(4.9)	(4.3)	(2.4)	(1.6)	Russell 1000 Growth
Int'l Research Growth All Country	2.0	(2.5)	(0.6)	(1.5)	N/A	MSCI ACWI ex US (Cap, UH, net)
US Thematic Research	(3.5)	(17.2)	1.7	(1.1)	0.0	S&P 500 Index
US Small Cap Growth	1.3	7.3	7.6	3.0	1.6	Russell 2000 Growth
Global Large Cap Growth		CLOSED AS OF 8/31/11				MSCI World (Cap, UH, net)
Int'l Large Cap Growth	(3.1)	(9.7)	(5.1)	(4.2)	(3.3)	MSCI EAFE (Cap, UH, net)
Emerging Markets Growth	(1.4)	(5.0)	(4.1)	(3.6)	(1.2)	MSCI EM (Cap, UH, net)

Performance is preliminary.
*Prior to 2001, MSCI EM gross dividends reinvested was used.
As of December 31, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Blend Strategies: Relative Performance

Institutional Blend Strategies Equity Composites vs. Benchmarks

Service	4Q 2011	Periods Ended December 31, 2011 One Year	Three Years	Five Years	Ten Years	Benchmark
Global Blend Strategies	(0.8)	(7.0)	(3.2)	(5.8)	N/A	MSCI World (Cap, UH, net)
International Blend Strategies		CLOSED AS OF 11/30/11				MSCI EAFE (Cap, UH, net)
US Blend Strategies	(0.7)	(6.4)	(2.2)	(3.2)	(1.7)	S&P 500
Emerging Markets Blend Strategies	(1.9)	(5.4)	(1.9)	(3.2)	(0.1)	MSCI EM (Cap, UH, net)

Performance is preliminary.
As of December 31, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Fixed Income: Relative Performance

Institutional Fixed Income Composites vs. Benchmarks*

Service	4Q 2011	One Year	Three Years	Five Years	Ten Years	Benchmark
		Periods Ended December 31, 2011				
Corporate Bonds	0.1	0.2	3.9	0.4	0.3	Barclays Capital US Credit Index
Strategic Core Plus	(0.3)	(0.8)	4.9	0.3	0.7	Barclays Capital US Aggregate Index
Global Plus	0.1	0.6	3.4	(0.0)	0.2	Barclays Global Aggregate Bond Index (Unhedged)
Global Fixed Income	0.2	1.2	2.2	1.3	0.8	CitiGroup WGBI - Unhedged
Emerging Market Debt	(0.6)	(2.3)	4.9	1.2	2.0	JPM EMBI Global
Low Duration	0.2	0.0	2.9	(1.1)	(0.4)	BofA Merrill Lynch U.S. Treasury (1-3 Years)

Performance is preliminary.
As of December 31, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investments service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Private Client: Absolute Performance

Service	4Q 2011	One Year	Three Years	Five Years	Ten Years
		Periods Ended December 31, 2011			
Fully Diversified Simulation*	4.6	(3.1)	9.0	(1.3)	3.7
S&P 500	11.8	2.1	14.1	(0.2)	2.9
MSCI World Index - Net	7.6	(5.5)	11.1	(2.4)	3.6
Lipper Short/Int Blended Muni Fund Avg	1.5	6.4	5.6	3.7	3.6

Performance is preliminary.
As of December 31, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983; Strategic Growth—January 1, 1983 (ACM Large Cap Growth used as a proxy for Strategic Growth through December 31, 2000; Strategic Growth used thereafter); Intermediate Municipal Bond Composite—January 1, 1983 through March 31, 2010; Intermediate Diversified Municipal Fund thereafter; Bernstein Tax-Managed International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001 (The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008) DAA Overlay – April 1, 2010. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.
Source: Standard and Poor's, Morgan Stanley, Lipper and AllianceBernstein

Retail Value Equity: Relative Performance

Retail Mutual Funds vs. Lipper Averages

		Periods Ended December 31, 2011				
Service	**4Q 2011**	**One Year**	**Three Years**	**Five Years**	**10 Years**	**Lipper Average**
International Value	(1.0)	(6.7)	(2.2)	(5.0)	(0.7)	International Large Cap Value
Growth & Income	2.1	6.3	0.3	1.2	(0.7)	Large Cap Core
U.S. Small/Mid Cap Value	(1.2)	(3.2)	1.4	2.0	0.8	Small Cap Value
U.S. Value	(0.3)	(1.9)	(2.4)	(4.0)	(1.5)	Large Cap Value
Global Value	(0.8)	(8.9)	(1.5)	(5.4)	(2.2)	Global Large Cap Value

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges..
Source: AllianceBernstein and Lipper. Mutual fund and Lipper performance data through December 31, 2011.

Retail Growth Equity: Relative Performance

Retail Mutual Funds vs. Lipper Averages

Service	4Q 2011	One Year	Three Years	Five Years	10 Years	Lipper Average
		Periods Ended December 31, 2011				
Global Growth		LIQUIDATED ON 10/04/11				Global Large-Cap Growth
Global Thematic Growth	(2.9)	(12.2)	(2.1)	0.3	(3.2)	Global Multi-Cap Growth
International Growth	2.9	2.6	(1.7)	(1.2)	1.9	International Multi-Cap Growth
U.S. Large Cap Growth(1)	0.7	0.5	(0.4)	2.5	(0.1)	Large-Cap Growth
Emerging Markets	1.0	(3.8)	(2.7)	(2.5)	(2.1)	Equity Emerging Mkts Global
U.S. Growth(1)	2.2	3.0	0.8	(0.9)	0.0	Large-Cap Growth
U.S. Small/Mid Cap Growth	3.7	7.9	9.2	1.9	1.4	Mid Cap Growth

(1) Performance figures other than 4Q11 and One Year positively affected by class action settlement proceeds
NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges..
Source: AllianceBernstein and Lipper. Mutual fund and Lipper performance data through December 31, 2011.

Retail Fixed Income: Relative Performance

Retail Fixed Income Funds vs. Lipper Averages

		Periods Ended December 31, 2011				
Service	**4Q 2011**	**One Year**	**Three Years**	**Five Years**	**10 Years**	**Lipper Average**
Global High Yield Portfolio	1.5	1.4	6.4	2.0	1.5	Bond Global High Yield
American Income Portfolio	2.2	0.5	7.6	1.3	2.5	Bond USD
Global Bond	0.3	1.0	3.7	1.4	1.9	Global Income
High Income	(0.3)	(0.8)	4.7	3.6	6.1	High Current Yield

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges..
Source: AllianceBernstein and Lipper. Mutual fund and Lipper performance data through December 31, 2011.

Wealth Strategies: Relative Performance

Retail Mutual Funds vs. Lipper Averages

Service	4Q 2011	Periods Ended December 31, 2011 One Year	Three Years	Five Years	10 Years	Lipper Average
Conservative Wealth	(0.8)	(2.2)	(1.5)	(1.2)	N/A	Mixed-Asset Target Alloc Consv
Balanced Wealth	(0.0)	(3.8)	0.8	(1.6)	N/A	Mixed-Asset Target Alloc Moderate
Wealth Appreciation	1.5	(2.2)	(2.2)	(1.8)	N/A	Global Multi-Cap Core

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges..
Source: AllianceBernstein and Lipper. Mutual fund and Lipper performance data through December 31, 2011.

Three Months Ended 12/31/11: AUM Roll-Forward by Distribution Channel

In US $ Billions

	Institutions			Retail			Private Client			Total		
Client Domicile:	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**
Beginning of Period	**$123.6**	**$100.5**	**$224.1**	**$70.0**	**$39.8**	**$109.8**	**$66.6**	**$1.5**	**$68.1**	**$260.2**	**$141.8**	**$402.0**
Sales/New Accounts	4.1	2.0	6.1	2.8	4.3	7.1	1.6	0.1	1.7	8.5	6.4	14.9
Redemptions/Terminations	(4.4)	(8.6)	(13.0)	(5.1)	(4.1)	(9.2)	(3.2)	-	(3.2)	(12.7)	(12.7)	(25.4)
Net Cash Flows	1.3	(2.3)	(1.0)	(0.9)	(0.8)	(1.7)	-	-	-	0.4	(3.1)	(2.7)
Net Flows	**1.0**	**(8.9)**	**(7.9)**	**(3.2)**	**(0.6)**	**(3.8)**	**(1.6)**	**0.1**	**(1.5)**	**(3.8)**	**(9.4)**	**(13.2)**
Acquisition (1)	-	-	-	-	0.2	0.2	-	-	-	-	0.2	0.2
Investment Performance	**5.0**	**2.7**	**7.7**	**4.7**	**1.7**	**6.4**	**2.8**	**-**	**2.8**	**12.5**	**4.4**	**16.9**
End of Period	**$129.6**	**$94.3**	**$223.9**	**$71.5**	**$41.1**	**$112.6**	**$67.8**	**$1.6**	**$69.4**	**$268.9**	**$137.0**	**$405.9**

(1) In the fourth quarter 2011, we acquired Taiwan International Investment Co.

Three Months Ended 12/31/11: AUM Roll-Forward by Investment Service

In US $ Billions

	Value Equity			Growth Equity			Fixed Income			Other[1]			Total		
Client Domicile:	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**
Beginning of Period	**$55.9**	**$31.1**	**$87.0**	**$34.0**	**$10.8**	**$44.8**	**$118.3**	**$95.2**	**$213.5**	**$52.0**	**$4.7**	**$56.7**	**$260.2**	**$141.8**	**$402.0**
Sales/New Accounts	1.2	0.3	1.5	1.2	0.2	1.4	2.6	5.2	7.8	3.5	0.7	4.2	8.5	6.4	14.9
Redemptions/Terminations	(6.9)	(4.2)	(11.1)	(3.3)	(1.5)	(4.8)	(2.2)	(6.9)	(9.1)	(0.3)	(0.1)	(0.4)	(12.7)	(12.7)	(25.4)
Net Cash Flows	(0.3)	(2.0)	(2.3)	(0.6)	(0.2)	(0.8)	2.5	(0.5)	2.0	(1.2)	(0.4)	(1.6)	0.4	(3.1)	(2.7)
Net Flows	**(6.0)**	**(5.9)**	**(11.9)**	**(2.7)**	**(1.5)**	**(4.2)**	**2.9**	**(2.2)**	**0.7**	**2.0**	**0.2**	**2.2**	**(3.8)**	**(9.4)**	**(13.2)**
Acquisition [2]	-	-	-	-	-	-	-	0.2	0.2	-	-	-	-	0.2	0.2
Investment Performance	**4.2**	**1.5**	**5.7**	**2.9**	**0.7**	**3.6**	**1.0**	**2.2**	**3.2**	**4.4**	**-**	**4.4**	**12.5**	**4.4**	**16.9**
End of Period [3]	**$54.1**	**$26.7**	**$80.8**	**$34.2**	**$10.0**	**$44.2**	**$122.2**	**$95.4**	**$217.6**	**$58.4**	**$4.9**	**$63.3**	**$268.9**	**$137.0**	**$405.9**

(1) Includes index, structured, asset allocation services and certain other alternative investments.
(2) In the fourth quarter 2011, we acquired Taiwan International Investment Co.
(3) Approximately $44 billion in Blend Strategies AUM are reported in their respective services.

Twelve Months Ended 12/31/11: AUM Roll-Forward by Distribution Channel

In US $ Billions

	Institutions			Retail			Private Client			Total		
Client Domicile:	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**
Beginning of Period	**$149.7**	**$123.2**	**$272.9**	**$83.6**	**$43.4**	**$127.0**	**$76.3**	**$1.8**	**$78.1**	**$309.6**	**$168.4**	**$478.0**
Sales/New Accounts	9.4	7.9	17.3	10.9	20.1	31.0	7.1	0.2	7.3	27.4	28.2	55.6
Redemptions/Terminations	(23.0)	(29.8)	(52.8)	(16.9)	(17.9)	(34.8)	(9.3)	(0.2)	(9.5)	(49.2)	(47.9)	(97.1)
Net Cash Flows	(2.8)	(6.5)	(9.3)	(4.1)	(3.0)	(7.1)	(4.4)	(0.2)	(4.6)	(11.3)	(9.7)	(21.0)
Net Flows	**(16.4)**	**(28.4)**	**(44.8)**	**(10.1)**	**(0.8)**	**(10.9)**	**(6.6)**	**(0.2)**	**(6.8)**	**(33.1)**	**(29.4)**	**(62.5)**
Acquisitions	0.5	0.6	1.1	-	0.2	0.2	-	0.1	0.1	0.5	0.9	1.4
Transfers	-	0.1	0.1	-	-	-	-	(0.1)	(0.1)	-	-	-
Investment Performance	**(4.2)**	**(1.2)**	**(5.4)**	**(2.0)**	**(1.7)**	**(3.7)**	**(1.9)**	**0.0**	**(1.9)**	**(8.1)**	**(2.9)**	**(11.0)**
End of Period	**$129.6**	**$94.3**	**$223.9**	**$71.5**	**$41.1**	**$112.6**	**$67.8**	**$1.6**	**$69.4**	**$268.9**	**$137.0**	**$405.9**

Twelve Months Ended 12/31/11: AUM Roll-Forward by Investment Service

In US $ Billions

	Value Equity			Growth Equity			Fixed Income			Other[1]			Total		
Client Domicile:	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**
Beginning of Period	**$88.9**	**$55.4**	**$144.3**	**$53.7**	**$20.6**	**$74.3**	**$116.9**	**$89.3**	**$206.2**	**$50.1**	**$3.1**	**$53.2**	**$309.6**	**$168.4**	**$478.0**
Sales/New Accounts	4.1	2.4	6.5	3.8	1.4	5.2	9.0	22.4	31.4	10.5	2.0	12.5	27.4	28.2	55.6
Redemptions/Terminations	(24.0)	(19.3)	(43.3)	(16.2)	(8.5)	(24.7)	(7.9)	(19.9)	(27.8)	(1.1)	(0.2)	(1.3)	(49.2)	(47.9)	(97.1)
Net Cash Flows	(6.8)	(6.3)	(13.1)	(3.9)	(2.4)	(6.3)	0.7	(1.1)	(0.4)	(1.3)	0.1	(1.2)	(11.3)	(9.7)	(21.0)
Net Flows	**(26.7)**	**(23.2)**	**(49.9)**	**(16.3)**	**(9.5)**	**(25.8)**	**1.8**	**1.4**	**3.2**	**8.1**	**1.9**	**10.0**	**(33.1)**	**(29.4)**	**(62.5)**
Acquisitions	-	-	-	0.5	0.7	1.2	-	0.2	0.2	-	-	-	0.5	0.9	1.4
Investment Performance	**(8.1)**	**(5.5)**	**(13.6)**	**(3.7)**	**(1.8)**	**(5.5)**	**3.5**	**4.5**	**8.0**	**0.2**	**(0.1)**	**0.1**	**(8.1)**	**(2.9)**	**(11.0)**
End of Period[2]	**$54.1**	**$26.7**	**$80.8**	**$34.2**	**$10.0**	**$44.2**	**$122.2**	**$95.4**	**$217.6**	**$58.4**	**$4.9**	**$63.3**	**$268.9**	**$137.0**	**$405.9**

(1) Includes index, structured, asset allocation services and certain other alternative investments.
(2) Approximately $44 billion in Blend Strategies AUM are reported in their respective services.

AUM by Region

As of December 31, 2011

Institutions



Other 9%
Eur. ex-UK 5%
Australia 5%
UK 5%
N.A. ex- US 5%
Japan 13%
US 58%

Retail



Europe 7%
Other 3%
Asia Pac 27%
US 63%

Private Client



Non-US 2%
US 98%

US $ Billions

	Institutions	Retail	Private Client
US $ Billions	**$223.9**	**$112.6**	**$69.4**

Fourth Quarter 2011 Advisory Fees

In US Dollars

	4Q 2011	3Q 2011	% Δ	FY 2011	FY 2010	% Δ
Ending AUM ($ Billions)	**$406**	**$402**	**1%**	**$406**	**$478**	**(15%)**
Average AUM ($ Billions)	**$411**	**$438**	**(6%)**	**$452**	**$475**	**(5%)**
By Fee Type ($ Millions):						
Base Fees	$416	$469	(11%)	$1,900	$2,031	(6%)
Performance Fees	7	1	n/m	16	21	(19%)
Total	**$423**	**$470**	**(10%)**	**$1,916**	**$2,052**	**(7%)**
Base Fees By Channel ($ Millions):						
Institutions	$122	$143	(15%)	$600	$745	(20%)
Retail	152	163	(7%)	653	640	2%
Private Client	142	163	(13%)	647	646	0%
Total	**$416**	**$469**	**(11%)**	**$1,900**	**$2,031**	**(6%)**

Percentages are calculated using AUM rounded to the nearest million and revenues to the nearest thousand

Consolidated Balance Sheet

In US $ Millions

Assets		Dec. 31, 2011		Dec 31, 2010
Cash and cash equivalents	$	639	$	650
Cash and securities, segregated		1,280		1,110
Receivables, net		1,339		1,389
Investments:				
Deferred compensation - related		176		299
Other		619		458
Goodwill		2,955		2,939
Intangible assets, net		190		206
Deferred sales commissions, net		60		76
Other (incl. furniture & equipment, net)		448		452
Total Assets	**$**	**7,706**	**$**	**7,579**

Liabilities and Capital				
Liabilities:				
Payables	$	2,337	$	2,099
Accounts payable and accrued expenses		368		423
Accrued compensation and benefits		534		339
Debt		445		225
Total Liabilities		**3,684**		**3,086**
Partners' capital attributable to AllianceBernstein Unitholders		3,968		4,369
Non-controlling interests in consolidated entities		54		124
Total Capital		**4,022**		**4,493**
Total Liabilities and Capital	**$**	**7,706**	**$**	**7,579**

Consolidated Statement of Cash Flows

In US $ Millions

		Twelve Months Ended	
		Dec. 31, 2011	Dec. 31, 2010
Net (Loss) Income		$ (212)	$ 427
Non-cash items:	Amortization of deferred sales commissions	38	47
	Amortization of non-cash deferred compensation	474	123
	Depreciation and other amortization	83	82
	Unrealized losses (gains) on deferred compensation-related investments	12	(39)
	Unrealized loss on consolidated venture capital fund	39	40
	Real estate asset write-off charges	5	26
	Other	29	(7)
Changes in assets and liabilities		116	134
Net cash provided by operating activities		**584**	**833**
Proceeds of investments, net		4	4
Additions to furniture, equipment and leaseholds, net		(38)	(24)
Purchase of businesses		(42)	(14)
Net cash used in investing activities		**(76)**	**(34)**
Issuance (repayment) of commercial paper		219	(24)
(Decrease) increase in overdrafts payable		(38)	15
Distributions to General Partner and Unitholders		(476)	(495)
Purchases of Holding Units to fund deferred compensation awards, net		(221)	(226)
Purchase of AllianceBernstein L.P. Units		(7)	(9)
Other, net		5	(24)
Net cash used in financing activities		**(518)**	**(763)**
Effect of exchange rate changes on cash and cash equivalents		(1)	-
Net (decrease) increase in cash and cash equivalents		(11)	36
Cash and cash equivalents at the beginning of period		650	614
Cash and cash equivalents at the end of period		**$ 639**	**$ 650**

AllianceBernstein Holding Financial Results

In US $ Millions (excluding per unit amounts)

	4Q 2011	3Q 2011	% Δ	FY 2011	FY 2010	% Δ
AllianceBernstein						
Net (Loss) Income Attributable to AllianceBernstein	($516)	$91	n/m	($175)	$442	n/m
Weighted Average Equity Ownership Interest	37.5%	37.5%		37.5%	36.7%	
AllianceBernstein Holding						
Equity in Net (Loss) Income Attributable to AllianceBernstein	($193)	$34	n/m	($65)	$162	n/m
Income Taxes	6	7	(15%)	28	28	(1%)
Net (Loss) Income	**($199)**	**$27**	**n/m**	**($93)**	**$134**	**n/m**
Diluted Net (Loss) Income Per Unit, GAAP basis	**($1.97)**	**$0.26**	**n/m**	**($0.90)**	**$1.32**	**n/m**
Distributions Per Unit	**$0.12**	**$0.26**	**(54%)**	**$1.14**	**$1.31**	**(13%)**
Adjusted Diluted Net Income Per Unit	**$0.07**	**$0.30**	**(77%)**	**$1.14**	**$1.60**	**(29%)**

Please refer to pages 39-43 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using income, earnings and expenses rounded to the nearest thousand

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands	Three Months Ended 12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10
Net Revenues, GAAP basis	**$ 624,978**	**$ 641,529**	**$ 727,994**	**$ 755,390**	**$ 777,561**	**$ 757,567**
Exclude:						
Deferred compensation-related investment (gains) losses	(9,386)	37,840	1,588	(9,740)	(16,677)	(36,013)
Deferred compensation-related dividends and interest	(2,226)	(982)	(524)	(632)	(3,963)	(830)
90% of consolidated venture capital fund investment losses (gains)	3,116	18,306	6,302	8,054	(7,570)	(2,056)
Distribution-related payments	(73,048)	(76,323)	(78,557)	(74,756)	(76,411)	(72,501)
Amortization of deferred sales commissions	(8,292)	(9,186)	(9,871)	(10,326)	(11,349)	(11,780)
Pass-through fees & expenses	(7,598)	(8,894)	(9,987)	(8,624)	(9,762)	(8,933)
Adjusted Net Revenues	**$ 527,544**	**$ 602,290**	**$ 636,945**	**$ 659,366**	**$ 651,829**	**$ 625,454**
Operating (Loss) Income, GAAP basis	**$ (540,246)**	**$ 77,716**	**$ 115,626**	**$ 138,435**	**$ 153,751**	**$ 57,480**
Exclude:						
Deferred compensation-related investment (gains) losses	(9,386)	37,840	1,588	(9,740)	(16,677)	(36,013)
Deferred compensation-related dividends and interest	(2,226)	(982)	(524)	(632)	(3,963)	(830)
Deferred compensation-related mark-to-market vesting (credit) expense	(2,925)	(24,302)	908	6,894	7,358	14,158
Deferred compensation-related dividends and interest expense	806	1,572	1,196	1,480	6,317	731
Deferred compensation charge	587,131	-	-	-	-	-
Net impact of deferred compensation-related items	573,400	14,128	3,168	(1,998)	(6,965)	(21,954)
Real estate charge	294	6,905	18	18	116	89,598
Insurance proceeds	-	(10,691)	-	-	-	-
Non-GAAP adjustments - subtotal	573,694	10,342	3,186	(1,980)	(6,849)	67,644
Net (loss) income of consolidated entities attributable to non-controlling interests	(3,552)	(18,445)	(6,756)	(8,046)	7,873	2,919
Adjusted Operating Income	**$ 37,000**	**$ 106,503**	**$ 125,568**	**$ 144,501**	**$ 139,029**	**$ 122,205**
Operating Margin, GAAP basis excl. non-controlling interests	**n/m**	**15.0%**	**16.8%**	**19.4%**	**18.8%**	**7.2%**
Adjusted Operating Margin	**7.0%**	**17.7%**	**19.7%**	**21.9%**	**21.3%**	**19.5%**

AllianceBernstein Holding Adjusted Earnings Reconciliation

$ thousands except per unit amounts	Three Months Ended 12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10
Diluted Net (Loss) Income, GAAP basis	$ (199,463)	$ 27,003	$ 35,653	$ 43,923	$ 43,289	$ 12,384
Impact on net income of AllianceBernstein L.P. non-GAAP adjustments	206,341	3,773	1,162	(722)	(2,451)	24,190
Adjusted Diluted Net Income	$ 6,878	$ 30,776	$ 36,815	$ 43,201	$ 40,838	$ 36,574
Diluted Net (Loss) Income per Unit, GAAP basis	$ (1.97)	$ 0.26	$ 0.34	$ 0.42	$ 0.42	$ 0.12
Impact of AllianceBernstein L.P. non-GAAP adjustments	2.04	0.04	0.01	(0.01)	(0.02)	0.24
Adjusted Diluted Net Income per Unit	$ 0.07	$ 0.30	$ 0.35	$ 0.41	$ 0.40	$ 0.36

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands	Twelve Months Ended 12/31/11	12/31/10
Net Revenues, GAAP basis	**$ 2,749,891**	**$ 2,948,557**
Exclude:		
Deferred compensation-related investment (gains) losses	20,302	(27,053)
Deferred compensation-related dividends and interest	(4,364)	(6,513)
90% of consolidated venture capital fund investment losses	35,778	16,527
Distribution-related payments	(302,684)	(286,676)
Amortization of deferred sales commissions	(37,675)	(47,397)
Pass-through fees & expenses	(35,103)	(32,684)
Adjusted Net Revenues	**$ 2,426,145**	**$ 2,564,761**
Operating (Loss) Income, GAAP basis	**$ (208,469)**	**$ 458,862**
Exclude:		
Deferred compensation-related investment (gains) losses	20,302	(27,053)
Deferred compensation-related dividends and interest	(4,364)	(6,513)
Deferred compensation-related mark-to-market vesting (credit) expense	(19,425)	2,791
Deferred compensation-related dividends and interest expense	5,054	8,540
Deferred compensation charge	587,131	-
Net impact of deferred compensation-related items	588,698	(22,235)
Real estate charge	7,235	101,698
Insurance proceeds	(10,691)	-
Non-GAAP adjustments - subtotal	585,242	79,463
Include:		
Net (loss) of consolidated entities attributable to non-controlling interests	(36,799)	(15,320)
Adjusted Operating Income	**$ 413,572**	**$ 553,645**
Operating Margin, GAAP basis excl. non-controlling interests	**n/m**	**16.1%**
Adjusted Operating Margin	**17.0%**	**21.6%**

AllianceBernstein Holding Adjusted Earnings Reconciliation

$ thousands except per unit amounts	Twelve Months Ended 12/31/11	12/31/10
Diluted Net (Loss) Income, GAAP basis	**$ (93,268)**	**$ 135,798**
Impact on net income of AllianceBernstein L.P. non-GAAP adjustments	210,891	28,378
Adjusted Diluted Net Income	**$ 117,623**	**$ 164,176**
Diluted Net (Loss) Income per Unit, GAAP basis	**$ (0.90)**	**$ 1.32**
Impact of AllianceBernstein L.P. non-GAAP adjustments	2.04	0.28
Adjusted Diluted Net Income per Unit	**$ 1.14**	**$ 1.60**

AllianceBernstein Adjusted Financial Results Reconciliation

AllianceBernstein L.P.

Notes to Condensed Consolidated Statements of Income and Supplemental Information

(Unaudited)

Adjusted Net Revenues

Adjusted net revenues exclude investment gains and losses and dividends and interest on deferred compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe the offset of distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. Amortization of deferred sales commissions is offset against net revenues because such costs, over time, essentially offset distribution revenues earned by the company. We incur additional pass-through expenses (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues. These fees have no impact on operating income but they do have an impact on our operating margin. As such, we exclude these fees from adjusted net revenues.

Adjusted Operating Income

Adjusted operating income represents operating income on a GAAP basis (1) excluding the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee deferred compensation-related investments, (2) excluding real estate charges, (3) insurance proceeds and (4) excluding the net (loss) or income of consolidated entities attributable to non-controlling interests.

(1) Prior to 2009, a large proportion of employee compensation was in the form of deferred awards that were notionally invested in AllianceBernstein investment services and generally vested over a period of four years. AllianceBernstein has economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. The full value of the investments' appreciation (depreciation) is recorded within investment gains and losses on the income statement in the current period. US GAAP requires the appreciation (depreciation) in the compensation liability to be expensed over the award vesting period in proportion to the vested amount of the award as part of compensation expense. This creates a timing difference between the recognition of the compensation expense and the investment gain or loss impacting operating income, which will fluctuate over the life of the award and net to zero at the end of the multi-year vesting period. Although during periods of high market volatility these timing differences have an impact on operating income and operating margin, over the life of the award any impact is ultimately offset. Because these plans are economically hedged, management believes it is useful to reflect the offset ultimately achieved from hedging the investments' market exposure in the calculation of adjusted operating income, adjusted operating margin and adjusted diluted net income per Holding Unit, which will produce core operating results from period to period. The non-GAAP measures exclude gains and losses and dividends and interest on deferred compensation-related investments included in revenues and compensation expense, thus eliminating the timing differences created by different treatment under US GAAP of the market movement on the expense and the investments. In the fourth quarter of 2011, we implemented changes to our employee long-term incentive compensation award program. This resulted in a one-time, non-cash charge that is not considered part of our core operating results.

(2) Real estate charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

(3) In the third quarter of 2011, we received significant insurance proceeds from the settlement of a claim that are not considered part of our core operating results.

(4) Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, US GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining 10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AllianceBernstein.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period and to compare our performance to industry peers without the volatility noted above in our discussion of adjusted operating income. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

AllianceBernstein